UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2021

(Exact name of registrant as specified in its charter)

Delaware	001-39320	36-3161078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 West Bryn Mawr Avenue, Suite 1300, Chicago, Illinois	60631
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (708) 831-7483

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.01 par value	FMBI	The NASDAQ Stock Market

Depositary shares, each representing a 1/40th interest in a share of 7.000% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	FMBIP	The NASDAQ Stock Market

Depositary shares, each representing a 1/40th interest in a share of 7.000% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C	FMBIO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 19, 2021, the Office of the Comptroller of the Currency approved the application for the merger of First Midwest Bank and Old National Bank.

As previously announced, First Midwest Bancorp, Inc. (“First Midwest”) and Old National Bancorp (“Old National”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which First Midwest and Old National will merge (the “Merger”). Following the Merger, First Midwest Bank, a wholly-owned subsidiary of First Midwest, and Old National Bank, a wholly-owned subsidiary of Old National, will merge. The transaction is described in more detail in First Midwest’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 1, 2021.

Completion of the Merger remains subject to regulatory approval by the Board of Governors of the Federal Reserve System, approval by the shareholders of First Midwest and Old National at their respective shareholder meetings to be held on September 15, 2021 and satisfaction of the other customary closing conditions set forth in the Merger Agreement. The Merger is currently expected to be completed in the fourth quarter of 2021.

Forward-Looking Statements

This Current Report on Form 8-K includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of First Midwest. In some cases, forward-looking statements can be identified by the use of words such as “may,” “might,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “outlook,” “forecast,” “predict,” “project,” “probable,” “potential,” “possible,” “target,” “continue,” “look forward,” or “assume” and words of similar import. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Forward-looking statements are not historical facts or guarantees of future performance but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements speak only as of the date made, and First Midwest undertakes no obligation to update any forward-looking statements.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit allowances or charge-offs, delays in completing the pending merger of First Midwest and Old National, the failure to obtain necessary regulatory approvals and shareholder approvals or to satisfy any of the other conditions to the merger on a timely basis or at all, the possibility that the anticipated benefits of the merger are not realized when expected or at all, corporate strategies or objectives, including the impact of certain actions and initiatives, anticipated trends in First Midwest's business, regulatory developments, estimated synergies, cost savings and financial benefits of completed transactions, growth strategies, the inability to realize cost savings or improved revenues or to implement integration plans and other consequences associated with the proposed merger and the continued or potential effects of the COVID-19 pandemic and related variants and mutations on First Midwest's business, financial condition, liquidity, loans, asset quality and results of operations. These statements are subject to certain risks, uncertainties and assumptions, including the duration, extent and severity of the COVID-19 pandemic and related variants and mutations, including the continued effects on First Midwest's business, operations and employees, as well as on First Midwest's customers and service providers, and on economies and markets more generally and other risks, uncertainties and assumptions that are discussed under the sections entitled “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in each of First Midwest's Annual Report on Form 10-K for the year ended December 31, 2020, First Midwest's Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, and in First Midwest's subsequent filings made with the Securities and Exchange Commission (“SEC”). These risks and uncertainties are not exhaustive, and other sections of these reports describe additional factors that could adversely impact First Midwest's business and financial performance.

Additional Information and Where to Find It

In connection with the proposed transaction, Old National filed a registration statement on Form S-4 with the SEC on June 30, 2021. The registration statement includes a joint proxy statement/prospectus of First Midwest and Old National, which was declared effective by the SEC on July 27, 2021. A copy of the definitive joint proxy statement/prospectus has been sent to First Midwest's and Old National's shareholders seeking certain approvals related to the proposed transaction.

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SECURITY HOLDERS OF FIRST MIDWEST AND OLD NATIONAL AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST MIDWEST, OLD NATIONAL AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about First Midwest and Old National, without charge, at the SEC's website (http://www.sec.gov). Copies of documents filed with the SEC by First Midwest will be made available free of charge in the “Investor Relations” section of First Midwest's website, https://firstmidwest.com/, under the heading “SEC Filings.” Copies of documents filed with the SEC by Old National will be made available free of charge in the “Investor Relations” section of Old National's website, https://www.oldnational.com/, under the heading “Financial Information.”

Participants in Solicitation

First Midwest, Old National, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding First Midwest's directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 13, 2021, and certain other documents filed by First Midwest with the SEC. Information regarding Old National's directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 8, 2021, and certain other documents filed by Old National with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MIDWEST BANCORP, INC.

Date:	August 23, 2021	By:	/s/ Nicholas J. Chulos
Nicholas J. Chulos Executive Vice President, General Counsel and Corporate Secretary